UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                 ROO Group, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                      000-25659                11-3447894
          --------                      ---------                ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                228 East 45th Street 8th Floor New York, NY 10017
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (646) 352-0260

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02  Unregistered Sales of Equity Securities.

On November 14, 2006, ROO Group, Inc. (the "Company") entered into a securities purchase agreement pursuant to which the Company sold an aggregate of 8,378,377 shares of the Company's common stock and warrants to purchase an additional 2,513,513 shares of the Company's common stock to accredited investors. The offering closed on November 16, 2006. The unit price of the common stock and corresponding warrant was $1.85. The warrants have an exercise price of $3.00 per share and a term of five years. At any time at which the market price of the Company's Common Stock exceeds $5.00 for 10 trading days during any 20 consecutive trading days, the Company may elect to call the warrants, provided that, the shares underlying such warrants are registered pursuant to a registration statement.

The Company agreed to prepare and file a registration statement with the Securities and Exchange Commission registering the resale of the shares of common stock sold in the private placement on or prior to 30 days following the closing date. If the registration statement is not filed within such time, the Company must pay liquidated damages to the investors equal to 1% of the dollar amount of their investment for each calendar month or portion thereof that the registration statement is not filed, up to a maximum of 10%. Also, if the registration statement is not declared effective within 120 days following the closing date, the Company must pay liquidated damages to the investors equal to 1% of the dollar amount of their investment for each calendar month or portion thereof that the registration statement is declared effective, up to a maximum of 10%, which increases to 18% if the registration statement is not declared effective within 2 years following the closing date.

Merriman Curhan Ford & Co. and Brimberg & Co. financial advisors and registered broker-dealers, acted as placement agents for the sale of the Company's common stock.

The offering was made pursuant to an exemption from securities registration afforded by Section 4(2) the Securities Act of 1933, as amended and/or Regulation D promulgated thereunder.

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Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

Exhibit
Number                           Description
--------    --------------------------------------------------------------------
4.1         Form of Warrant

10.1 Securities Purchase Agreement dated November 14, 2006 among ROO Group, Inc. and the purchasers listed on Exhibit A thereto

10.2 Escrow Agreement dated August 14, 2006 among ROO Group, Inc., the purchasers signatory thereto, and Sichenzia Ross Friedman Ference LLP

99.1        Press Release dated November 16, 2006



















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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ROO Group, Inc.


Date: November 17, 2006                     /s/ Robert Petty
                                            -----------------------------------
                                            Robert Petty
                                            Chief Executive Officer












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